FIRST AMERICAN INVESTMENT FUNDS, INC.                          December 18, 1995

To the Shareholders of Limited Volatility Stock Fund:

         Enclosed with this letter is a proxy voting ballot, a Prospectus/Proxy Statement and related information concerning a Special Meeting of Shareholders of the Limited Volatility Stock Fund of First American Investment Funds, Inc. ("FAIF") to be held on Monday, January 22, 1996. The purpose of this Special Meeting is to submit to shareholders of Limited Volatility Stock Fund a proposal to combine that Fund with and into FAIF's Stock Fund by means of the reorganization described in the Prospectus/Proxy Statement.

         If the proposed combination of Funds is approved, you will receive Class C shares in Stock Fund, which is the same class of shares that you currently hold in Limited Volatility Stock Fund. The exchange of shares will take place on the basis of the relative net asset values per share of the respective classes of the two Funds. Investment advisory fees, sales charges, and Rule 12b-1 distribution and shareholder servicing fees all will remain unchanged.

         At September 30, 1995, Limited Volatility Stock Fund had net assets of only approximately $17 million, while Stock Fund had net assets of approximately $333 million. As described in the Prospectus/Proxy Statement, FAIF's Board of Directors believes that the proposed combination of Funds is in the best interests of Limited Volatility Stock Fund shareholders because, among other things, it is expected to lower the total expense ratio experienced by such shareholders (before fee waivers, if any) due to the economies of scale associated with becoming part of a larger Fund.

         Although the investment objectives of the two Funds are similar in that both seek capital appreciation and income, shareholders should carefully consider both the similarities and the differences between the two Funds. These similarities and differences, as well as other important information concerning the proposed combination of Funds, are described in detail in the Prospectus/Proxy Statement, which you are encouraged to review carefully. If you have any additional questions, please call your account administrator, investment sales representative, or FAIF directly at 1-800-637-2548.

         FAIF's Board of Directors has approved the proposed combination of Funds and recommends it for your approval. I encourage you to vote in favor of the proposal, and ask that you please send your completed proxy ballot in as soon as possible to help save the cost of additional solicitations. As always, we thank you for your confidence and support.


Sincerely,



/s/ David G. Lee
David G. Lee
President



                          LIMITED VOLATILITY STOCK FUND
                         A SEPARATELY MANAGED SERIES OF
                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                            680 EAST SWEDESFORD ROAD
                               WAYNE, PENNSYLVANIA
                                 (800) 637-2548

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD JANUARY 22, 1996


To the Shareholders of Limited Volatility Stock Fund:          December 18, 1995

         NOTICE IS HEREBY GIVEN that a special meeting of shareholders of Limited Volatility Stock Fund (the "Acquired Fund"), a separately managed series of First American Investment Funds, Inc. ("FAIF") will be held at 10:00 a.m., Eastern time, on Monday, January 22, 1996, at the offices of SEI Corporation, 680 East Swedesford Road, Wayne Pennsylvania, First Floor, Management Conference Room. The purpose of the special meeting is as follows:

     1. To consider and vote on a proposed Agreement and Plan of Reorganization (the "Plan") providing for (a) the acquisition of all of the assets and the assumption of all liabilities of the Acquired Fund by Stock Fund (the "Acquiring Fund"), a separately managed series of FAIF, in exchange for shares of common stock of the Acquiring Fund having an aggregate net asset value equal to the aggregate value of the assets acquired (less the liabilities assumed) of the Acquired Fund and (b) the liquidation of the Acquired Fund and the pro rata distribution of the Acquiring Fund shares to Acquired Fund shareholders. Under the Plan, Acquired Fund shareholders will receive Class C shares of the Acquiring Fund, which is the same class of shares that they held in the Acquired Fund, having a net asset value equal as of the effective time of the Plan to the net asset value of their Acquired Fund shares. A vote in favor of the Plan will be considered a vote in favor of an amendment to the articles of incorporation of FAIF required to effect the reorganization contemplated by the Plan.

     2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

         Even if Acquired Fund shareholders vote to approve the Plan, consummation of the Plan is subject to certain other conditions. See "Information About the Reorganization -- Plan of Reorganization" in the attached Prospectus/Proxy Statement.

         THE BOARD OF DIRECTORS OF FAIF RECOMMENDS APPROVAL OF THE PLAN.

         The close of business on December 11, 1995 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE RESPECTFULLY ASK FOR YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY. If you are present at the meeting, you may then revoke your proxy and vote in person, as explained in the Prospectus/Proxy Statement in the section entitled "Voting Information."

                                  By Order of the Board of Directors,


                                  MICHAEL J. RADMER
                                  Secretary



                           PROSPECTUS/PROXY STATEMENT
                             DATED DECEMBER 18, 1995

                          ACQUISITION OF THE ASSETS OF

                          LIMITED VOLATILITY STOCK FUND
                         A SEPARATELY MANAGED SERIES OF
                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                            680 EAST SWEDESFORD ROAD
                            WAYNE, PENNSYLVANIA 19087
                                 (800) 637-2548

                        BY AND IN EXCHANGE FOR SHARES OF

                                   STOCK FUND
                         A SEPARATELY MANAGED SERIES OF
                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                            680 EAST SWEDESFORD ROAD
                            WAYNE, PENNSYLVANIA 19087
                                 (800) 637-2548

         This Prospectus/Proxy Statement is being furnished to the shareholders of Limited Volatility Stock Fund (the "Acquired Fund"), a separately managed series of First American Investment Funds, Inc. ("FAIF"), in connection with a special meeting (the "Meeting") of the shareholders of the Acquired Fund to be held at the offices of SEI Corporation, 680 East Swedesford Road, Wayne, Pennsylvania on Monday, January 22, 1996, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This Prospectus/Proxy Statement is first being mailed to shareholders of the Acquired Fund on or about December 18, 1995. Information concerning the voting rights of each Acquired Fund shareholder is set forth under "Voting Information" below. Directors and officers of FAIF and employees of SEI Financial Management Company, the administrator for the Acquired Fund, may, without cost to the Acquired Fund, solicit proxies for management of the Acquired Fund by means of mail, telephone, or personal calls. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending proxy soliciting materials on behalf of the Board of Directors to their principals.

         As set forth in the Notice of Special Meeting of Shareholders, this Prospectus/Proxy Statement relates to a proposed Agreement and Plan of Reorganization (the "Plan") providing for (i) the acquisition of all the assets and the assumption of all liabilities of the Acquired Fund by Stock Fund (the "Acquiring Fund"), a separately managed series of FAIF, in exchange for shares of common stock of the Acquiring Fund having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) of the Acquired Fund, and (ii) the liquidation of the Acquired Fund and the pro rata distribution of its holdings of Acquiring Fund shares to Acquired Fund shareholders. The Acquired Fund and the Acquiring Fund are sometimes referred to herein, individually, as a "Fund," or together, as the "Funds." A vote in favor of the Plan will be considered a vote in favor of an amendment to the articles of incorporation of FAIF required to effect the reorganization contemplated by the Plan.

         As a result of the transactions contemplated by the Plan (collectively, the "Reorganization"), each shareholder of the Acquired Fund will receive Class C Acquiring Fund shares, which is the same class that he or she held in the Acquired Fund, with a net asset value equal at the effective time of the Reorganization to the net asset value of the shareholder's Acquired Fund shares at such time. The Reorganization is being structured as a tax-free reorganization so that no income, gain or loss will be recognized by the Acquired Fund or its shareholders as a result thereof (except that the Acquired Fund contemplates that it will make a distribution, immediately prior to the Reorganization, of all of its net income and net realized capital gains, if any, not previously distributed, and this distribution will be taxable to Acquired Fund shareholders subject to taxation). The shareholders of the Acquired Fund are being asked to vote on the proposed Plan and Reorganization at the Meeting.

         In addition to the approval of the Plan and Reorganization by Acquired Fund shareholders, the consummation of the Reorganization is subject to certain other conditions. See "Information About the Reorganization -- Plan of Reorganization."

         FAIF, of which the Acquired Fund and the Acquiring Fund are separate series, is an open-end management investment company. The Acquired Fund and the Acquiring Fund are both diversified, open-end funds with investment objectives which are similar, in that both seek capital appreciation and income.
Specifically:

     * The Acquired Fund has a primary objective of maximizing total return (capital appreciation plus income) within the constraint of controlling the volatility of the Acquired Fund to a level below that of the major market indices such as the S&P 500 and the Dow Jones Industrial Average. In this respect, the Acquired Fund seeks to maintain a five year historical performance relative to the S&P 500 at a beta level no greater than .95. A secondary objective of the Acquired Fund is to provide current income at a level that exceeds that of the S&P 500.

     * The Acquiring Fund has a primary objective of capital appreciation. A secondary objective of the Acquiring Fund is to provide current income.

In addition, the investment policies of the Acquired Fund and the Acquiring Fund are substantially identical. Under normal market conditions, both Funds invest at least 80% of their total assets in equity securities (and at least 65% in common stocks) diversified among a broad range of industries and among companies that have a market capitalization of at least $500 million. Both Funds also are permitted to invest up to 20% of their total assets in the aggregate in equity securities of issuers with a market capitalization of less than $500 million and in specified kinds of fixed income securities which are the same for both Funds. Moreover, the fundamental and non-fundamental investment restrictions applicable to the two Funds are substantially similar. The Funds' investment objectives, policies and restrictions are described and compared in further detail herein under "Information About the Acquired Fund and the Acquiring Fund -- Comparison of Investment Objectives, Policies and Restrictions."

         Based on the historical performance and current portfolio composition of the respective Funds, the Funds' investment adviser expects that the level of net investment income of Acquiring Fund shares issued in the Reorganization will be somewhat lower than the historical level of net investment income on the Acquired Fund shares currently held by Acquired Fund shareholders and somewhat lower than the dividend yield of the S&P 500. However, during the five years ended September 30, 1995, the Acquiring Fund met the Acquired Fund's investment objective with respect to volatility. See "Summary -- Investment Objectives, Policies and Restrictions" herein.

         First Bank National Association ("FBNA" or the "Manager") serves as the investment adviser to both the Acquired Fund and the Acquiring Fund.

         This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about the proposed Plan and Reorganization and about the Acquiring Fund and its affiliates that each Acquired Fund shareholder should know prior to voting on the proposed Plan and Reorganization.

                           INCORPORATION BY REFERENCE

         The documents listed in items 1 and 2 below, which have been filed with the Securities and Exchange Commission (the "Commission"), are incorporated herein by reference to the extent noted below. A Statement of Additional Information dated December 18, 1995 relating to this Prospectus/Proxy Statement has been filed with the Commission and is also incorporated by reference into this Prospectus/Proxy Statement. A copy of the Statement of Additional Information, and of the document listed in item 3 below, is available upon request and without charge by writing to SEI Financial Services Company, 680 East Swedesford Road, Wayne, Pennsylvania 19087 or by calling (800) 637-2548. The documents listed in items 2 and 3 below are incorporated by reference into the Statement of Additional Information and will be provided with any copy of the Statement of Additional Information which is requested. Any documents requested will be sent within one business day of receipt of the request by first class mail or other means designed to ensure equally prompt delivery.

     1. The Retail Class Prospectus dated January 31, 1995 and the Institutional Class Prospectus dated January 31, 1995 of the Acquiring Fund and the Acquired Fund are incorporated herein in their entirety by reference, and a copy of each accompanies this Prospectus/Proxy Statement.

     2. The "Portfolio Performance Discussion" for the Acquiring Fund set forth at page 13 of FAIF's Annual Report for the year ended September 30, 1995 is incorporated herein by reference, and a copy of such Annual Report accompanies this Prospectus/Proxy Statement. Such Annual Report, as it relates to the Retail Classes and the Institutional Class of both the Acquiring Fund and the Acquired Fund, is incorporated by reference in the Statement of Additional Information relating to this Prospectus/Proxy Statement.

     3. The Statement of Additional Information dated January 31, 1995 of FAIF, as it relates to the Retail Classes and the Institutional Class of both the Acquired Fund and the Acquiring Fund, is incorporated by reference in the Statement of Additional Information relating to this Prospectus/Proxy Statement.

Also accompanying and attached to this Prospectus/Proxy Statement as Exhibit A is a copy of the Plan for the proposed Reorganization.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
     EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
          SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
               COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
                 THIS PROSPECTUS. ANY REPRESENTATION TO THE CON-
                          TRARY IS A CRIMINAL OFFENSE.

                                     SUMMARY

         This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectuses and Statement of Additional Information of FAIF relating to the Acquiring Fund and the Acquired Fund, each dated January 31, 1995, and the Plan, a copy of which is attached to this Prospectus/Proxy Statement as Exhibit A. Acquired Fund shareholders should review the accompanying documents carefully in connection with their review of this Prospectus/Proxy Statement.

PROPOSED REORGANIZATION

         The Plan provides for (i) the acquisition of all of the assets and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund in exchange for shares of common stock of the Acquiring Fund having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) of the Acquired Fund and (ii) the liquidation of the Acquired Fund and the pro rata distribution of its holdings of Acquiring Fund shares to Acquired Fund shareholders as of the effective time of the Reorganization (the close of normal trading on the New York Stock Exchange, currently 4:00 p.m. Eastern Time, on January 26, 1996, or such later date as provided for in the Plan) (such time and date, the "Effective Time"). The value of the Acquired Fund assets and liabilities to be acquired by the Acquiring Fund, and the value of the Acquiring Fund shares to be exchanged therefor, will be computed as of the Effective Time. As a result of the Reorganization, each shareholder of the Acquired Fund will receive Acquiring Fund shares of the same class that he or she held in the Acquired Fund, with a net asset value equal to the net asset value of the shareholder's Acquired Fund shares as of the Effective Time. See "Information About the Reorganization."

         For the reasons set forth below under "Information About the Reorganization -- Reasons for the Reorganization," the Board of Directors of FAIF, including all of the "non-interested" Directors, as that term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), has concluded that the Reorganization would be in the best interests of the shareholders of the Acquired Fund and that the interests of Acquired Fund's existing shareholders would not be diluted as a result of the transactions contemplated by the Reorganization. Therefore, the Board of Directors has approved the Reorganization and has submitted the Plan for approval by Acquired Fund shareholders.

         The Board of Directors of FAIF has also concluded that the Reorganization would be in the best interests of the Acquiring Fund's existing shareholders and has therefore approved the Reorganization on behalf of the Acquiring Fund.

         Approval of the Plan and Reorganization will require the affirmative vote of a majority of the outstanding shares of each class of the Acquired Fund, voting as separate classes.

TAX CONSEQUENCES

         Prior to completion of the Reorganization, FAIF, on behalf of the Acquired Fund, will have received from counsel an opinion that, upon the Reorganization and the transfer of the assets of the Acquired Fund, no gain or loss will be recognized by the Acquired Fund or its shareholders for federal income tax purposes. The holding period and aggregate tax basis of Acquiring Fund shares that are received by each Acquired Fund shareholder will be the same as the holding period and aggregate tax basis of the Acquired Fund shares previously held by such shareholders. In addition, the holding period and tax basis of the assets of the Acquired Fund in the hands of the Acquiring Fund as a result of the Reorganization will be the same as in the hands of the Acquired Fund immediately prior to the Reorganization. See "Information About the Reorganization -Federal Income Tax Consequences."

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

         The Acquired Fund and the Acquiring Fund are both diversified, open-end funds with investment objectives which are similar, in that both seek capital appreciation and income. Specifically:

     * The Acquired Fund has a primary objective of maximizing total return (capital appreciation plus income) within the constraint of controlling the volatility of the Acquired Fund to a level below that of the major market indices such as the S&P 500 and the Dow Jones Industrial Average. In this respect, the Acquired Fund seeks to maintain a five year historical performance relative to the S&P 500 at a beta level no greater than .95. A secondary objective of the Acquired Fund is to provide current income at a level that exceeds that of the S&P 500.

     * The Acquiring Fund has a primary objective of capital appreciation. A secondary objective of the Acquiring Fund is to provide current income.

In addition, the investment policies of the Acquired Fund and the Acquiring Fund are substantially identical. Under normal market conditions, both Funds invest at least 80% of their total assets in equity securities (and at least 65% in common stocks) diversified among a broad range of industries and among companies that have a market capitalization of at least $500 million. Both Funds also are permitted to invest up to 20% of their total assets in the aggregate in equity securities of issuers with a market capitalization of less than $500 million and in specified kinds of fixed income securities which are the same for both Funds. Moreover, the fundamental and non-fundamental investment restrictions applicable to the two Funds are substantially similar. The Funds' investment objectives, policies and restrictions are described and compared in further detail herein under "Information About the Acquired Fund and the Acquiring Fund -- Comparison of Investment Objectives, Policies and Restrictions."

         Based on the historical performance and current portfolio composition of the respective Funds, the Funds' investment adviser expects that the level of net investment income of the respective classes of Acquiring Fund shares issued in the Reorganization will be somewhat lower than the historical level of net investment income on the respective classes of Acquired Fund shares and somewhat lower than the dividend yield of the S&P 500. The following table sets forth the annualized ratio of net investment income to average net assets for the respective classes of the two Funds for the period ended September 30, 1995:

                              NET INVESTMENT INCOME

                                     ACQUIRED FUND             ACQUIRING FUND

   Class A.....................           *                         1.89%
   Class B.....................           *                         1.10%
   Class C.....................         2.75%                       2.10%


         * No Class A or Class B shares of the Acquired Fund were outstanding during this period.

At September 30, 1995 the dividend yield of the S&P 500 was 2.3%, based on that day's closing prices. Shareholders should recognize that net investment income is only one component of a fund's total return. For the year ended September 30, 1995, the total return of the Acquired Fund and the Acquiring Fund were as follows:

                                  TOTAL RETURN*

                                    ACQUIRED FUND              ACQUIRING FUND

   Class A.....................          **                        25.26%
   Class B.....................          **                        24.20%
   Class C.....................        21.93%                      25.50%


     * Returns, excluding sales charges, are for the period indicated and have not been annualized. The Acquired Fund was not in operation for the entire period.

     ** No Class A or Class B shares of the Acquired Fund were outstanding during this period.

         Inasmuch as the Acquired Fund only commenced operations on November 15, 1994, its beta level cannot be compared with the five year historical beta of the S&P 500. The five year historical beta level of the Acquiring Fund relative to the S&P 500 for the period ended September 30, 1995 was approximately 0.7. Thus, during this five-year period the Acquiring Fund met the Acquired Fund's investment objective with respect to volatility.

         The Annual Report of FAIF for the year ended September 30, 1995, referred to above under "Incorporation by Reference," provides information concerning the percentages of the respective Funds' assets invested in various industries at September 30, 1995.

FEES AND EXPENSES

         The Acquired Fund and the Acquiring Fund each have agreements with the Manager pursuant to which they pay the Manager investment advisory fees for managing their respective investment portfolios. The investment advisory fees for the two Funds accrue at the same rate, equal to an annual rate of 0.70% of the applicable Fund's average daily assets. Investment advisory fees therefore will remain unchanged as a result of the Reorganization.

         The Acquired Fund currently offers only Class C shares. The Acquiring Fund offers shares in three classes: Class A, Class B, and Class C. Class A shares and Class B shares are sometimes referred to collectively as "Retail Class" shares, and Class C shares sometimes are referred to as "Institutional Class" shares. These classes are subject to the following charges:

     * Class C shares of both the Acquired Fund and the Acquiring Fund are subject to no front-end, contingent deferred or other sales charges, no redemption fee and no Rule 12b-1 distribution or shareholder servicing fees.

     * Class A shares of the Acquiring Fund are subject to a front-end sales charge of 4.50%. The front-end sales charge on Class A shares is waived in full on purchases of $1 million or more, but a 1% deferred sales charge is collected if shares subject to such a waiver are sold within 24 months after purchase. No Class A shares are subject to any other contingent deferred sales charge or other sales charges or to any redemption fee. Class A shares are subject to distribution fees equaling 0.25% per annum of average daily net assets under FAIF's Rule 12b-1 plan of distribution, which is a compensation-type plan.

     * Class B shares of the Acquiring Fund are subject to no front-end sales charge. Class B shares are subject to a contingent deferred sales charge declining from 5% in the first year following purchase to 0% after six years and to Rule 12b-1 distribution and shareholder servicing fees of 1.00% per annum of average daily net assets under compensation-type plans. Eight years after purchase, Class B shares automatically convert to Class A shares.

As described below, in the Reorganization Class C shares of the Acquired Fund, which are the only class outstanding, will be exchanged for Class C shares of the Acquiring Fund. Therefore, sales charges, Rule 12b-1 fees and shareholder servicing fees will remain unchanged as a result of the Reorganization.

         Through January 31, 1996, the Manager is waiving its advisory fee to the extent that total fund expenses exceed the following percentages of average net assets of the respective Funds and classes on a per annum basis:

                                      Class  A          Class  B         Class C
   Acquired Fund...................    1.00%             1.75%            0.75%
   Acquiring  Fund.................    1.05%             1.80%            0.80%

The Manager has not agreed to waive advisory fees in any set amount after January 31, 1996, which is the earliest date upon which the Reorganization can take effect. The Manager has represented, however, that if any such waiver is made after such date and if the proposed Reorganization is not completed, the Manager intends that the total expense "caps" thereunder would be the same for the Acquired Fund and the Acquiring Fund. Therefore, in no event will the holders of Acquired Fund shares become subject to a less advantageous total expense "cap" as a result of the proposed Reorganization.

PRO FORMA FEES AND EXPENSES

         The following tables are intended to assist Acquired Fund shareholders in understanding the various costs and expenses (expressed as a percentage of average net assets) (i) that such shareholders currently bear as Acquired Fund shareholders (under the "Acquired Fund" column); (ii) that shareholders of the Acquiring Fund currently bear (under the "Acquiring Fund" column); and (iii) that such shareholders can expect to bear as Acquiring Fund shareholders after the Reorganization is consummated (under the "Pro Forma" column). The following tables are as of September 30, 1995.

                        CLASS A SHARES FEES AND EXPENSES
                                                                         ACQUIRED      ACQUIRING
                                                                           FUND          FUND         PRO FORMA
         SHAREHOLDER TRANSACTION EXPENSES
         Maximum sales load imposed on purchases (as a
              percentage of offering  price)(1)........................    4.50%          4.50%          4.50%
         Maximum sales load imposed on reinvested dividends............     None           None           None
         Deferred sales load(1)........................................     None           None           None
         Redemption fees...............................................     None           None           None
         Exchange fees.................................................     None           None           None

         ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
         Investment advisory fees (after voluntary fee waivers
               and reimbursements(2)...................................    0.24%          0.57%          0.57%
         Rule 12b-1 fees (after voluntary waivers)(2)..................    0.25%          0.25%          0.25%
         Other expenses(2).............................................    0.51%          0.23%          0.23%
         Total fund operating expenses (after voluntary fee
              waivers and reimbursements)(2)...........................    1.00%          1.05%          1.05%

         EXAMPLE(3)
         You would pay the following expenses on a $1,000 investment, assuming
         (i) the maximum applicable sales charge; (ii) a 5% annual return; and
         (iii) redemption at the end of each time period:

         1 year........................................................      $55            $55            $55
         3 years.......................................................      $75            $77            $77
         5 years.......................................................      $98           $100           $100
         10 years......................................................     $162           $167           $167


(1) The rules of the Securities and Exchange Commission require that the maximum sales charge be reflected in the above table. However, certain investors may qualify for reduced sales charges. Purchases of $1 million or more of Class A Shares are not subject to an initial sales charge, but a contingent deferred sales charge of 1.00% is imposed in the case of redemption within 24 months following the purchase.

(2) Total fund operating expenses are based on fee waivers which expire January 31, 1996. See "-- Fees and Expenses" above. Absent any fee waivers, investment advisory fees as an annualized percentage of average daily net assets would be 0.70% (Acquired Fund), 0.70% (Acquiring Fund), and 0.70% (Pro Forma); Rule 12b-1 fees would be 0.25% (Acquired Fund), 0.25% (Acquiring Fund), and 0.25% (Pro Forma); and total fund operating expenses would be 1.46% (Acquired Fund), 1.19% (Acquiring Fund), and 1.19% (Pro Forma). Other expenses includes an administration fee.

(3) Absent fee waivers and reimbursements, the respective dollar amounts for the 1, 3, 5, and 10-year periods would be $59, $89, $121, and $212 (Acquired Fund); $57, $81, $107, and $183 (Acquiring Fund); and $57, $81, $107, and $183 (Pro Forma).

                        CLASS B SHARES FEES AND EXPENSES
                                                                         ACQUIRED      ACQUIRING
                                                                           FUND          FUND         PRO FORMA
         SHAREHOLDER TRANSACTION EXPENSES
         Maximum sales load imposed on purchases (as a
              percentage of offering  price)...........................     None           None           None
         Maximum sales load imposed on reinvested dividends............     None           None           None
         Maximum contingent deferred sales charge (as a
              percentage of original purchase price or redemption
              proceeds, as applicable).................................    5.00%          5.00%          5.00%
         Redemption fees...............................................     None           None           None
         Exchange fees.................................................     None           None           None

         ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
         Investment advisory fees (after voluntary fee waivers
               and reimbursements(1)...................................    0.24%          0.57%          0.57%
         Rule 12b-1 fees...............................................    1.00%          1.00%          1.00%
         Other expenses(1).............................................    0.51%          0.23%          0.23%
         Total fund operating expenses (after voluntary fee
              waivers and reimbursements)(1)...........................    1.75%          1.80%          1.80%

         EXAMPLE (ASSUMING REDEMPTION)(2)
         You would pay the following expenses on a $1,000 investment, assuming
         (i) a 5% annual return; (ii) redemption at the end of each time period; and (iii) payment of the maximum applicable contingent deferred sales charge of 5% in year 1, 4% in year 3, 2% in year 5, and automatic conversion to Class A shares at the end of year 8:
         1 year........................................................      $68            $68            $68
         3 years.......................................................      $95            $97            $97
         5 years.......................................................     $115           $117           $117
         10 years......................................................     $186           $192           $192

         EXAMPLE (ASSUMING NO REDEMPTION)(3)
         You  would  pay the  following  expenses  on the same investment, assuming no redemption:
         1 year........................................................      $18            $18            $18
         3 years.......................................................      $55            $57            $57
         5 years.......................................................      $95            $97            $97
         10 years......................................................     $186           $192           $192

(1) Total fund operating expenses are based on fee waivers which expire January 31, 1996. See "-- Fees and Expenses" above. Absent any fee waivers, investment advisory fees as an annualized percentage of average daily net assets would be 0.70% (Acquired Fund), 0.70% (Acquiring Fund), and 0.70% (Pro Forma); and total fund operating expenses would be 2.21% (Acquired
     Fund), 1.94% (Acquiring Fund), and 1.94% (Pro Forma).
     Other expenses includes an administration fee.

(2) Absent fee waivers and reimbursements, the respective dollar amounts for the 1, 3, 5, and 10-year periods would be $72, $109, $138, and $235 (Acquired Fund); $70, $101, $125, and $207 (Acquiring Fund); and $70, $101,
     $125, and $207 (Pro Forma).

(3) Absent fee waivers and reimbursements, the respective dollar amounts for the 1, 3, 5, and 10-year periods would be $22, $69, $118, and $235 (Acquired Fund); $20, $61, $105, and $207 (Acquiring Fund); and $20, $61, $105, and $207 (Pro Forma).

                        CLASS C SHARES FEES AND EXPENSES
                                                                         ACQUIRED      ACQUIRING
                                                                           FUND          FUND         PRO FORMA
         SHAREHOLDER TRANSACTION EXPENSES
         Maximum sales load imposed on purchases (as a
              percentage of offering  price)...........................     None           None           None
         Maximum sales load imposed on reinvested dividends............     None           None           None
         Deferred sales load...........................................     None           None           None
         Redemption fees...............................................     None           None           None
         Exchange fees.................................................     None           None           None

         ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
         Investment advisory fees (after voluntary fee waivers
               and reimbursements(1)...................................    0.24%          0.57%          0.57%
         Rule 12b-1 fees...............................................     None           None           None
         Other expenses(1).............................................    0.51%          0.23%          0.23%
         Total fund operating expenses (after voluntary fee
              waivers and reimbursements)(1)...........................    0.75%          0.80%          0.80%

         EXAMPLE (ASSUMING REDEMPTION)(2)
         You would pay the  following  expenses  on a $1,000 investment, assuming (i) a 5% annual return, and (ii) redemption at the end of each time period:
         1 year........................................................       $8             $8             $8
         3 years.......................................................      $24            $26            $26
         5 years.......................................................      $42            $44            $44
         10 years......................................................      $93            $99            $99

(1) Total fund operating expenses are based on fee waivers which expire January 31, 1996. See "-- Fees and Expenses" above. Absent any fee waivers, investment advisory fees as an annualized percentage of average daily net assets would be 0.70% (Acquired Fund), 0.70% (Acquiring Fund), and 0.70% (Pro Forma); and total fund operating expenses would be 1.21% (Acquired
     Fund), 0.94% (Acquiring Fund), and 0.94% (Pro Forma).
     Other expenses includes an administration fee.

(2) Absent fee waivers and reimbursements, the respective dollar amounts for the 1, 3, 5, and 10-year periods would be $12, $38, $66, and $147 (Acquired
     Fund); $10, $30, $52, and $115 (Acquiring Fund); and $10, $30, $52, and
     $115 (Pro Forma).

PURCHASE, EXCHANGE AND REDEMPTION PROCEDURES

         Class C shares of the Acquiring Fund received by Acquired Fund shareholders in the Reorganization will be subject to the same purchase, exchange and redemption procedures that currently apply to Class C shares of the Acquired Fund. These procedures are discussed in the Institutional Class Prospectus of the Acquired Fund and the Acquiring Fund which accompanies this Prospectus/Proxy Statement under the heading "Purchases and Redemptions of Shares."

DIVIDENDS AND DISTRIBUTIONS

         Dividends are declared daily and paid monthly with respect to both the Acquired Fund and the Acquiring Fund. Distributions of any net realized long-term capital gains are made at least once every twelve months with respect to both Funds. Dividends and distributions for each Fund are automatically reinvested in additional shares of the Fund unless cash payments are requested by contacting the Fund.

SHAREHOLDER VOTING RIGHTS

         Class A, Class B and Class C shares are treated as separate classes of shares issued by the respective Funds. Class A, Class B and Class C shares within a Fund vote together as a single class on most issues, such as election of directors, and as separate classes on issues that affect only a particular class, such as Rule 12b-1 distribution plans.

                                  RISK FACTORS

         Because the investment objectives, policies and restrictions of the Acquired Fund and the Acquired Fund are similar (see "Information About the Acquired Fund and the Acquiring Fund" below), the risks associated with investing in both Funds are similar. Each of the Funds is subject to the risk of generally adverse equity markets. Investors also should recognize that the market prices of equity securities generally, and of particular companies' equity securities, are subject to greater volatility than prices of fixed income securities.

         Because both Funds are actively managed, their performance reflects in part the ability of the Manager to select securities which are suited to achieving their investment objectives. Due to their active management, either or both Funds could underperform other mutual funds with similar investment objectives or the market generally.

         In addition, both Funds may invest up to 25% of their total assets in securities of foreign issuers which are either listed on a United States securities exchange or represented by American Depositary Receipts and may invest in the types of instruments referred to below under "Information About the Acquired Fund and the Acquiring Fund." For further information concerning these types of investments and their associated risks, see "Investment Objectives and Policies" and "Special Investment Methods" in the Retail Class Prospectus and the Institutional Class Prospectus relating to the Funds which accompany this Prospectus/Proxy Statement.

                      INFORMATION ABOUT THE REORGANIZATION

REASONS FOR THE REORGANIZATION

         The Board of Directors of FAIF, including all of the "non-interested" directors, has determined that it is advantageous to combine the Acquired Fund with the Acquiring Fund. As discussed in detail below under "Information About the Acquired Fund and the Acquiring Fund," the Funds have similar investment objectives, policies and restrictions. The Funds also have the same investment manager and the same distributor, custodian, transfer agent and auditors.

         The Board of Directors of FAIF has determined that the Reorganization is expected to provide certain benefits to the Acquired Fund and the Acquiring Fund and is in the best interests of each Fund and its respective shareholders. The Board of Directors has also determined that the interests of the existing shareholders of each Fund will not be diluted as a result of the Reorganization. The Board considered, among other things, the following factors in making such determinations:

          (i) the advantages which may be realized by the Acquired Fund and the Acquiring Fund, consisting of a potentially reduced expense ratio before waivers, economies of scale resulting from fund growth, and facilitation of portfolio management. The Board noted in this regard that the Acquiring Fund, with its much larger asset base and resulting economies of scale, has a significantly lower expense ratio before fee waivers than does the smaller Acquired Fund, and it is expected that holders of the Acquired Fund will benefit from this lower expense ratio;

          (ii)the tax-free nature of the proposed Reorganization;

          (iii) the terms and conditions of the Plan, including that (a) the exchange of Acquired Fund shares for Acquiring Fund shares will take place on a net asset value basis; (b) no sales charge will be incurred by Acquired Fund shareholders in connection with their acquisition of Acquiring Fund shares in the Reorganization; and (c) the condition to closing that the Manager or an affiliate of the Manager pay any unamortized organizational expenses on the books of the Acquired Fund;

          (iv) the agreement of the Manager to bear the costs associated with the proposed Reorganization;

          (v) the fact that the advisory fee, Rule 12b-1 fees and sales charges would remain constant for Acquired Fund shareholders; and

          (vi) the fact that in no event will the holders of Acquired Fund shares become subject to a less advantageous total expense "cap" as a result of the proposed combination of Funds.

The Board also considered the potential benefits to the Manager which could result from the proposed Reorganization. The Board recognized that if the Manager determines to waive advisory fees in the future, to the extent that the proposed Reorganization results in lower overall expense ratios before fee waivers, the combination of Funds would have the effect of decreasing the cost to the Manager of providing such waivers. The Board also noted, however, that the Manager is not obligated to make any such waivers and that if such waivers are not made, former shareholders of the Acquired Fund and shareholders of the Acquiring Fund would benefit directly from any decreases in overall expense ratios and that, in any event, the proposed Reorganization is expected to provide other benefits to shareholders. The Board thus concluded that, despite these potential benefits to the Manager, the factors noted in (i) through (vi) above render the proposed Reorganization fair to and in the best interests of shareholders of the Acquired Fund and the Acquiring Fund.

PLAN OF REORGANIZATION

         The following summary of the proposed Plan and the Reorganization is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Exhibit A. The Plan provides that, as of the Effective Time, the Acquiring Fund will acquire all of the assets and assume all liabilities of the Acquired Fund in exchange for Acquiring Fund shares having an aggregate net asset value equal to the aggregate value of the assets acquired (less liabilities assumed) from the Acquired Fund. The Acquired Fund and the Acquiring Fund are separate series of shares within FAIF, a single Maryland corporation. As a result, for corporate law purposes, the acquisition of assets, assumption of liabilities and exchange of shares is structured under the Plan as a reallocation of assets and liabilities from the Acquired Fund to the Acquiring Fund coupled with the issuance and exchange of Class A, Class B and Class C Acquiring Fund shares in exchange for Class A, Class B and Class C Acquired Fund shares, respectively. This reallocation of assets and liabilities and exchange of shares is accomplished under the Plan by amending the articles of incorporation of FAIF in the manner set forth in the amendment to FAIF's articles of incorporation as set forth in Exhibit 1 to the Plan attached hereto as Exhibit A.

         Pursuant to the Plan, each holder of Class A, Class B or Class C shares of the Acquired Fund will receive, at the Effective Time, Class A, Class B or Class C shares of the Acquiring Fund, as applicable, with an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholder immediately prior to the Effective Time. There are currently no Class A or Class B Acquired Fund shares outstanding. At the Effective Time, the Acquiring Fund will issue and distribute, at the direction of the Acquired Fund's Board of Directors, to the Acquired Fund's shareholders of record, determined as of the Effective Time, the Acquiring Fund Shares issued in exchange for the Acquired Fund Shares as described above. Thereafter, no additional shares representing interests in the Acquired Fund will be issued, and the Acquired Fund will be deemed to be liquidated.

         Under the Plan, the net asset value per share of the Acquired Fund's and the Acquiring Fund's Class A, Class B and Class C shares will be computed as of the Effective Time using the valuation procedures set forth in FAIF's amended and restated articles of incorporation and bylaws and then-current Prospectuses and Statement of Additional Information and as may be required by the Investment Company Act. The distribution of Acquiring Fund shares to former Acquired Fund shareholders described above will be accomplished by the establishment of accounts on the share records of the Acquiring Fund in the names of Acquired Fund shareholders, each representing the respective classes and numbers of full and fractional Acquiring Fund shares due such shareholders.

         The Plan provides that no sales charges will be incurred by Acquired Fund shareholders in connection with the acquisition by them of Acquiring Fund shares pursuant thereto. The Plan also provides that in determining contingent deferred sales charges applicable to Class B shares issued by the Acquiring Fund in the Reorganization and the date upon which such shares convert to Class A shares, the Acquiring Fund will give credit for the period during which the holders thereof held the Class B shares of the Acquired Fund in exchange for which such Acquiring Fund shares were issued. In addition, the Plan provides that if Class A shares of the Acquiring Fund are distributed in the Reorganization to former holders of Class A shares of the Acquired Fund with respect to which the front-end sales charge was waived due to a purchase of $1 million or more, the Acquiring Fund will give credit for the period during which the holder thereof held such Acquired Fund shares in determining whether a deferred sales charge is payable upon the sale of such Class A shares of the Acquiring Fund.

         The Acquired Fund contemplates that it will make a distribution, immediately prior to the Effective Time, of all of its net income and net realized capital gains, if any, not previously distributed. This distribution will be taxable to Acquired Fund shareholders subject to taxation.

         The consummation of the Reorganization is subject to the conditions set forth in the Plan, including, among others: (i) approval of the Plan, which includes the related amendment of FAIF's articles of incorporation attached to the Plan, by the shareholders of the Acquired Fund; (ii) the delivery of the opinion of counsel described below under "-- Federal Income Tax Consequences;"
(iii) the accuracy as of the Effective Time of the representations and warranties made by the Acquired Fund and the Acquiring Fund in the Plan; and
(iv) the delivery of customary closing certificates. See the Plan attached hereto as Exhibit A for a complete listing of the conditions to the consummation of the Reorganization. The Plan may be terminated and the Reorganization abandoned at any time prior to the Effective Time, before or after approval by shareholders of the Acquired Fund, by resolution of the Board of Directors of FAIF, if circumstances should develop that, in the opinion of the Board, make proceeding with the consummation of the Plan and Reorganization not in the best interests of either Fund's shareholders.

         The Plan provides that the Manager will pay all expenses incurred in connection with the Reorganization, and neither Fund will be liable for such expenses. The Plan also provides that the Manager will pay the Acquired Fund an amount equal to the unamortized organizational expenses, if any, on the books of the Acquired Fund, and such unamortized organizational expenses shall not be reflected in the calculation of the net asset values per share of the Acquired Fund's shares for purposes of the exchange of shares under the Plan. At January 26, 1996 (the anticipated Effective Date of the Reorganization), the Acquired Fund's unamortized organizational expenses will equal $7,556.

         Approval of the Plan will require the affirmative vote of a majority of the outstanding shares of each class of the Acquired Fund, voting as separate classes. Approval of the Plan by Acquired Fund shareholders will be deemed approval of the amendment to the amended and restated articles of incorporation of FAIF attached to the Plan. If the Plan is not approved, the Board of Directors of FAIF will consider other possible courses of action. Acquired Fund shareholders are not entitled to assert dissenters' rights of appraisal in connection with the Plan or Reorganization. See "Voting Information -- No Dissenters' Rights of Appraisal" below.

DESCRIPTION OF ACQUIRING FUND SHARES

         The Class A, Class B and Class C shares of the Acquiring Fund issued in the Reorganization will represent shares of common stock, $.0001 par value, in the Acquiring Fund, which is an open-end mutual fund and a series of FAIF. FAIF is an open-end management investment company incorporated under the laws of the State of Maryland. Each share of the Acquiring Fund issued in the Reorganization will be fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Acquiring Fund have no preemptive or conversion rights.

         Each share of the Acquiring Fund has one vote. On some issues, such as the election of directors, all shares of all series of FAIF vote together as one series. The shares do not have cumulative voting rights. Consequently, the holders of more than 50% of the shares voting for the election of directors are able to elect all of the directors if they choose to do so. On issues affecting only a particular series or class within a series, the shares of that series or class will vote as a separate series or class. Examples of such issues would be proposals to alter a fundamental investment restriction pertaining to a series or to approve, disapprove or alter a distribution plan pertaining to a class.

         Under the laws of the State of Maryland and FAIF's articles of incorporation, FAIF is not required to hold shareholder meetings unless they (i) are required by the Investment Company Act, or (ii) are requested in writing by the holders of 25% or more of the outstanding shares of FAIF.

FEDERAL INCOME TAX CONSEQUENCES

         It is intended that the exchange of Acquiring Fund shares for the Acquired Fund's net assets and the distribution of such shares to the Acquired Fund's shareholders upon liquidation of the Acquired Fund will be treated as a tax-free reorganization under the Code and that, for federal income tax purposes, no income, gain or loss will be recognized by the Acquired Fund's shareholders (except that the Acquired Fund contemplates that it will make a distribution, immediately prior to the Effective Time, of all of its net income and net realized capital gains, if any, not previously distributed, and this distribution will be taxable to Acquired Fund shareholders subject to taxation). FAIF has not asked, nor does it plan to ask, the Internal Revenue Service to rule on the tax consequences of the Reorganization.

         As a condition to the closing of the Reorganization, the two Funds will receive an opinion from Dorsey & Whitney P.L.L.P., counsel to the Funds, based in part on certain representations to be furnished by each Fund and their Manager and other service providers, substantially to the effect that the federal income tax consequences of the Reorganization will be as follows:

     (i) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and the Acquiring Fund and the Acquired Fund each will qualify as a party to the Reorganization under
          Section 368(b) of the Code;

     (ii) Acquired Fund shareholders will recognize no income, gain or loss upon receipt, pursuant to the Reorganization, of Acquiring Fund shares. Acquired Fund shareholders subject to taxation will recognize income upon receipt of any net investment income or net capital gains of the Acquired Fund which are distributed by the Acquired Fund prior to the Effective Time;

     (iii) the tax basis of the Acquiring Fund shares received by each Acquired Fund shareholder pursuant to the Reorganization will be equal to the tax basis of the Acquired Fund shares exchanged therefor;

     (iv) the holding period of the Acquiring Fund shares received by each Acquired Fund shareholder pursuant to the Reorganization will include the period during which the Acquired Fund shareholder held the Acquired Fund shares exchanged therefor, provided that the Acquired Fund shares were held as a capital asset at the Effective Time;

     (v) the Acquired Fund will recognize no income, gain or loss by reason of the Reorganization;

     (vi) the Acquiring Fund will recognize no income, gain or loss by reason of the Reorganization;

     (vii) the tax basis of the assets received by the Acquiring Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of the Acquired Fund as of the Effective Time;

     (viii) the holding period of the assets received by the Acquiring Fund pursuant to the Reorganization will include the period during which such assets were held by the Acquired Fund; and

     (ix) the Acquiring Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the Acquired Fund as of the Effective Time.

         The foregoing advice is based in part upon certain representations furnished by FAIF and the Manager, of which two principal ones are: (a) that assets representing at least 90% of the fair market value of the Acquired Fund's net assets and at least 70% of the fair market value of the Acquired Fund's gross assets at the Effective Time are exchanged solely for Acquiring Fund shares with unrestricted voting rights, and (b) that there is no plan or intention by the shareholders of the Acquired Fund who own beneficially 5% or more of the outstanding shares of the Acquired Fund and, to the best knowledge of FAIF, there is no plan or intention on the part of the remaining Acquired Fund shareholders to sell, exchange or otherwise dispose of a number of Acquiring Fund shares to be received pursuant to the Reorganization that would reduce such shareholders' interest to a number of Acquiring Fund shares having, in the aggregate, a value as of the Effective Time of less than 50% of the total value of the Acquired Fund shares outstanding immediately prior to the consummation of the Reorganization.

         Shareholders of the Acquired Fund should consult their tax advisors regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, shareholders of the Acquired Fund should consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.

RECOMMENDATION AND VOTE REQUIRED

         The Board of Directors of FAIF, including the "non-interested" directors, recommends that shareholders of the Acquired Fund approve the Plan. Approval of the Plan will require the affirmative vote of a majority of the outstanding shares of each class of the Acquired Fund, voting as separate classes. Approval of the Plan by Acquired Fund shareholders will be deemed approval of the amendment to the amended and restated articles of incorporation of FAIF attached to the Plan.

           INFORMATION ABOUT THE ACQUIRED FUND AND THE ACQUIRING FUND

         Information concerning the Acquiring Fund and the Acquired Fund is incorporated herein by reference from the current Retail Class Prospectus and the current Institutional Class Prospectus, each related to both the Acquiring Fund and the Acquired Fund and dated January 31, 1995, accompanying this Prospectus/Proxy Statement and forming part of the Registration Statement of FAIF on Form N-1A which has been filed with the Commission.

         The Acquiring Fund, the Acquired Fund and FAIF are subject to the informational requirements of the Securities Exchange Act of 1934 (the "Exchange Act") and in accordance therewith file reports and other information including proxy materials, reports and charter documents with the Commission. These proxy materials, reports and other information filed by the Acquiring Fund, the Acquired Fund and FAIF can be inspected and copies obtained at the Public Reference Facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the New York Regional Office of the Commission at Seven World Trade Center, 13th Floor, New York, New York 10048. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates.

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

         The Acquired Fund and the Acquiring Fund are both diversified, open-end funds with investment objectives which are similar, in that both seek capital appreciation and income. Specifically:

     * The Acquired Fund has a primary objective of maximizing total return (capital appreciation plus income) within the constraint of controlling the volatility of the Acquired Fund to a level below that of the major market indices such as the S&P 500 and the Dow Jones Industrial Average. In this respect, the Acquired Fund seeks to maintain a five year historical performance relative to the S&P 500 at a beta level no greater than .95. A secondary objective of the Acquired Fund is to provide current income at a level that exceeds that of the S&P 500.

     * The Acquiring Fund has a primary objective of capital appreciation. A secondary objective of the Acquiring Fund is to provide current income.

As previously noted, based on the historical performance and current portfolio composition of the respective Funds, the Funds' investment adviser expects that the level of net investment income on the respective classes of Acquiring Fund shares issued in the Reorganization will be somewhat lower than the historical level of net investment income on the respective classes of Acquired Fund shares and somewhat lower than the dividend yield of the S&P 500. However, during the five years ended September 30, 1995, the Acquiring Fund met the Acquired Fund's investment objective with respect to volatility. See "Summary -- Investment Objectives, Policies and Restrictions" herein.

         In addition, the investment policies of the Acquired Fund and the Acquiring Fund are substantially identical. Under normal market conditions, both Funds invest at least 80% of their total assets in equity securities (and at least 65% in common stocks) diversified among a broad range of industries and among companies that have a market capitalization of at least $500 million. Both Funds also are permitted to invest up to 20% of their total assets in the aggregate in equity securities of issuers with a market capitalization of less than $500 million and in specified kinds of fixed income securities which are the same for both Funds. Both Funds also may (i) invest up to 25% of their total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts; (ii) enter into repurchase agreements; (iii) in order to reduce risk, purchase put and call options on equity securities and on stock indices; (iv) write covered call options covering up to 25% of the equity securities owned by the Fund; (v) purchase securities on a when-issued or delayed-delivery basis; (vi) engage in the lending of portfolio securities; (vii) for defensive purposes during times of unusual market conditions, without limitation hold cash or invest in cash items of specified kinds which are the same for both Funds; and (viii) invest not more than 35% of their total assets in cash and cash items in order to utilize assets awaiting normal investment.

         Moreover, the fundamental and non-fundamental investment restrictions applicable to the two Funds are substantially similar. The only differences in this regard are that the Acquired Fund, but not the Acquiring Fund, would be permitted to make margin payments in connection with foreign currency and other derivative transactions and to invest in mortgage-backed securities. Inasmuch as the Acquired Fund has not engaged in such transactions, the Manager does not believe these differences are significant.

         For a complete discussion of the investment objectives, policies and restrictions of the respective Funds, see the Retail Class Prospectus and the Institutional Class Prospectus accompanying this Prospectus/Proxy Statement and the Statement of Additional Information referred to under "Incorporation by Reference."

CAPITALIZATION

         The following table shows the capitalization of the Acquired Fund and of the Acquiring Fund as of September 30, 1995 and on a pro forma basis as of that date, giving effect to the proposed Reorganization:

                     (In thousands, except per share values)

                                                                    ACQUIRED         ACQUIRING
                                                                      FUND             FUND           PRO FORMA
         CLASS A SHARES
             Net assets...........................................          *         $13,076          $13,076
             Net asset value per share............................          *          $19.57           $19.57
             Shares outstanding...................................          *             668              668

         CLASS B SHARES
             Net assets...........................................          *          $7,051           $7,051
             Net asset value per share............................          *          $19.49           $19.49
             Shares outstanding...................................          *             362              362

         CLASS C SHARES
             Net assets...........................................    $17,125        $312,559         $329,684
             Net asset value per share............................     $11.91          $19.56           $19.56
             Shares outstanding...................................      1,438          15,976           16,852


         * No Class A or Class B shares of the Acquired Fund were outstanding at September 30, 1995.

                               VOTING INFORMATION

GENERAL

         This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of FAIF to be used at the Meeting of Acquired Fund shareholders to be held at 10:00 a.m., Eastern time, on January 22, 1996, at the offices of SEI Corporation, 680 East Swedesford Road, Wayne, Pennsylvania and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of Special Meeting and a proxy card, is first being mailed to shareholders of the Acquired Fund on or about December 18, 1995. Only shareholders of record as of the close of business on December 18, 1995 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof. If the enclosed form of proxy is properly executed and returned on time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted "for" the proposed Plan and Reorganization. A proxy may be revoked by giving written notice, in person or by mail, of revocation before the Meeting to FAIF at its principal executive offices, 680 East Swedesford Road, Wayne, Pennsylvania 19087, or by properly executing and submitting a later-dated proxy, or by voting in person at the Meeting.

         If a shareholder executes and returns a proxy but abstains from voting, the shares held by such shareholder will be deemed present at the Meeting for purposes of determining a quorum and will be included in determining the total number of votes cast. If a proxy is received from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Acquired Fund shares (i.e., a broker "non-vote"), the shares represented by such proxy will not be considered present at the Meeting for purposes of determining a quorum and will not be included in determining the number of votes cast. Brokers and nominees will not have discretionary authority to vote shares for which instructions are not received from the beneficial owner.

         Approval of the Plan and Reorganization will require the affirmative vote described above under "Information About the Reorganization -- Recommendation and Vote Required."

         As of December 11, 1995, (i) the Acquired Fund had the following numbers of shares outstanding and entitled to vote at the Meeting: Class A, 0 shares; Class B, 0 shares; and Class C, 1,441,433.196 shares; (ii) the Acquiring Fund had the following numbers of shares outstanding: Class A, 729,595.103 shares; Class B, 443,771.614 shares; and Class C, 16,722,341.332 shares; and
(iii) the directors and officers of the respective Funds as a group owned less than one percent of the outstanding shares of either Fund or any class thereof. The following table sets forth information concerning those persons known by the respective Funds to own of record or beneficially more than 5% of the outstanding shares of either Fund or any class thereof (including 25% holders) as of such date:

                                                                                          PERCENTAGE
                                                                 NUMBER AND CLASS          OWNERSHIP
                      NAME AND ADDRESS OF HOLDER                  OF SHARES OWNED          OF CLASS

           ACQUIRED FUND:
               Var & Co. ..................................    1,441,433.196 Class C *      100.00%
               First Trust National Association
               P.O. Box 64010
               St. Paul, Minnesota 55164-0010

           ACQUIRING FUND:

               Var & Co. ..................................   12,033,974.967 Class C *       71.96%
               First Trust National Association
               P.O. Box 64010
               St. Paul, Minnesota 55164-0010

               First Trust National Association, as
               fiduciary for Diamond Retirement Plan.......    4,111,206.061 Class C *       24.59%
               180 East 5th Street
               St. Paul, Minnesota 55164-0010


*     Record ownership only.
**    Beneficial ownership only.
***   Record and beneficial ownership.

         Proxies are solicited by mail. Additional solicitations may be made by telephone or personal contact by officers or employees of the Distributor and its affiliates. The cost of solicitation will be born by the Manager.

         In the event that sufficient votes to approve the Plan and Reorganization are not received by the date set for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for up to 120 days to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders.

INTERESTS OF CERTAIN PERSONS

         The following receive payments from the Acquired Fund and the Acquiring Fund for services rendered pursuant to contractual arrangements with each of the
Funds: First Bank National Association, as the Manager of each Fund, receives payments for its investment advisory and management services; SEI Financial Services Company, as the Distributor for each Fund, receives payments for providing distribution services; FBS Investment Services, Inc., a subsidiary of First Bank National Association, receives payments from the Manager for providing distribution services for each Fund; SEI Financial Management Corporation, in its capacity as the Administrator for each Fund, receives payments for providing shareholder servicing, legal and accounting and other administrative personnel and services; DST Systems, Inc., in its capacity as transfer and dividend disbursing agent for each Fund, receives payments for providing transfer agency and dividend disbursing services; and First Trust National Association, a subsidiary of First Bank System, Inc., which also controls First Bank National Association, receives payments for providing custodial services for each Fund.

NO DISSENTERS' RIGHTS OF APPRAISAL

         Under the Maryland General Corporation Law and the Investment Company Act, Acquired Fund shareholders are not entitled to assert dissenters' rights of appraisal in connection with the Plan or Reorganization.

                        FINANCIAL STATEMENTS AND EXPERTS

         The audited statement of net assets of Stock Fund as of September 30, 1994, and the related statement of operations for the year then ended, changes in net assets for each of the years in the two-year period then ended and the financial highlights for the periods indicated therein, as included in the Statement of Additional Information of FAIF dated January 31, 1995, have been incorporated by reference into this Prospectus/Proxy Statement in reliance on the report of KPMG Peat Marwick LLP, independent auditors for Stock Fund, given on the authority of such firm as experts in accounting and auditing. In addition, the unaudited financial statements for Stock Fund and Limited Volatility Stock Fund for the six-month period ending March 31, 1995, as included in the Semi-Annual Report of FAIF for the six-month period ending March 31, 1995, are incorporated herein by reference.

                                  LEGAL MATTERS

         Certain legal matters concerning the issuance of the shares of the Acquiring Fund to be issued in the Reorganization will be passed by Dorsey & Whitney P.L.L.P., 220 South Sixth Street, Minneapolis, Minnesota 55402. Dorsey & Whitney P.L.L.P. will rely, as to matters of Maryland law, on the opinion of Ober, Kaler, Grimes & Shriver, A Professional Corporation.


                         PROSPECTUS /PROXY STATEMENT
                              DECEMBER 18, 1995

                      PROPOSED ACQUISITION OF ASSETS OF

                        LIMITED VOLATILITY STOCK FUND
                       A SEPARATELY MANAGED SERIES OF
                    FIRST AMERICAN INVESTMENT FUNDS, INC.

                      BY AND IN EXCHANGE FOR SHARES OF

                                 STOCK FUND
                       A SEPARATELY MANAGED SERIES OF
                    FIRST AMERICAN INVESTMENT FUNDS, INC.






                              TABLE OF CONTENTS





                                                                            PAGE
INCORPORATION BY REFERENCE ................................................   3
SUMMARY....................................................................   4
RISK FACTORS...............................................................  11
INFORMATION ABOUT THE REORGANIZATION ......................................  11
INFORMATION ABOUT THE ACQUIRED FUND AND THE ACQUIRING FUND ................  16
VOTING INFORMATION ........................................................  18
FINANCIAL STATEMENTS AND EXPERTS ..........................................  20
LEGAL MATTERS..............................................................  20
EXHIBIT A-- AGREEMENT AND PLAN OF REORGANIZATION

THE FOLLOWING DOCUMENTS ACCOMPANY THIS PROSPECTUS/PROXY STATMENT:

EQUITY FUNDS RETAIL CLASS PROSPECTUS DATED JANUARY 31, 1995, OF FIRST AMERICAN INVESTMENT FUNDS, INC.

EQUITY FUNDS INSTITUTIONAL CLASS PROSPECTUS DATED JANUARY 31, 1995.

ANNUAL REPORT FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1995, OF FIRST AMERICAN INVESTMENT FUNDS, INC.

                                         EXHIBIT A TO PROSPECTUS/PROXY STATEMENT

                      AGREEMENT AND PLAN OF REORGANIZATION

                  LIMITED VOLATILITY STOCK FUND AND STOCK FUND


         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ___ day of _______, 1995, by and between Class D (also known as "Stock Fund") (the "Acquiring Fund") of First American Investment Funds, Inc., a Maryland corporation ("FAIF"), and Class R (also known as "Limited Volatility Stock Fund") (the "Acquired Fund") of FAIF. The shares of the Acquiring Fund and the Acquired Fund designated in FAIF's amended and restated articles of incorporation, as supplemented by articles supplementary thereto filed through the date hereof, are referred to herein by the names set forth in Article V,
Section 3 of FAIF's bylaws, as follows:


                  Designation in Articles of
            Incorporation or Articles Supplementary                Name Assigned in Bylaws
         Class D Common Shares.............................      Stock Fund, Class A
         Class D, Series 2 Common Shares...................      Stock Fund, Class B
         Class D, Series 3 Common Shares...................      Stock Fund, Class C
         Class R Common Shares.............................      Limited Volatility Stock Fund, Class A
         Class R, Series 2 Common Shares...................      Limited Volatility Stock Fund, Class B
         Class R, Series 3 Common Shares...................      Limited Volatility Stock Fund, Class C


         This Agreement is intended to be and is adopted as a plan of reorganization and liquidation pursuant to Sections 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the consolidation of the Acquired Fund with and into the Acquiring Fund by means of the exchange of shares of common stock, par value $.0001 per share, of the Acquiring Fund (the "Acquiring Fund Shares"), having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund, for all of the issued and outstanding shares of common stock, par value $.0001 per share, of the Acquired Fund (the "Acquired Fund Shares"), all upon the terms and conditions hereinafter set forth in this Agreement. The exchange of Acquiring Fund Shares for Acquired Fund Shares will be effected pursuant to an amendment to FAIF's Articles of Incorporation in the form attached hereto as Exhibit 1 (the "Amendment") to be adopted in accordance with the Maryland General Corporation Law.


         WITNESSETH:

         WHEREAS, FAIF is a registered, open-end management investment company that offers its shares of common stock in multiple series (each of which series represents a separate and distinct portfolio of assets and liabilities);

         WHEREAS, each of the Acquiring Fund and the Acquired Fund series of FAIF offers Class A shares, Class B shares and Class C shares;

         WHEREAS, the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, the Board of Directors of FAIF has determined that the consolidation of the Acquired Fund with and into the Acquiring Fund by means of the exchange of Class A, Class B and Class C Acquiring Fund Shares for all of the issued and outstanding Class A, Class B and Class C Acquired Fund Shares, respectively, on the basis set forth herein is in the best interests of the Acquired Fund shareholders and the Acquiring Fund shareholders;

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. EXCHANGE OF SHARES; REALLOCATION OF ASSETS AND LIABILITIES


         1.1 Subject to the requisite approval by the Acquired Fund shareholders and to the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund and the Acquiring Fund agree that at the Effective Time (as defined in Section 3.1), (a) each issued and outstanding Class A Acquired Fund Share shall be, without further action, exchanged for that number of Class A Acquiring Fund Shares calculated in accordance with Article 2 hereof and the Amendment; (b) each issued and outstanding Class B Acquired Fund Share shall be, without further action, exchanged for that number of Class B Acquiring Fund Shares calculated in accordance with Article 2 hereof and the Amendment; and (c) each issued and outstanding Class C Acquired Fund Share shall be, without further action, exchanged for that number of Class C Acquiring Fund Shares calculated in accordance with Article 2 hereof and the Amendment.


         1.2 (a) At the Effective Time, the assets and liabilities belonging to the Acquired Fund and its respective classes shall become, without further action, assets and liabilities belonging to the Acquiring Fund and its respective classes, all in accordance with Article IV, Section 1(d)(i) and (ii) of FAIF's amended and restated articles of incorporation. For purposes of the foregoing, the terms "assets belonging to" and "liabilities belonging to" have the meanings assigned to them in said Article IV, Section 1(d)(i) and (ii). Such assets belonging to the Acquired Fund to become assets belonging to the Acquiring Fund shall consist of all of Acquired Fund's property, including, but not limited to, all cash, securities, commodities and futures interests and dividends or interest receivable which are assets belonging to the Acquired Fund as of the Effective Time. All of said assets shall be set forth in detail in an unaudited statement of assets and liabilities of the Acquired Fund as of the Effective Time (the "Effective Time Statement"). The Effective Time Statement shall, with respect to the listing of the Acquired Fund's portfolio securities, detail the adjusted tax basis of such securities by lot, the respective holding periods of such securities and the current and accumulated earnings and profits of the Acquired Fund. The Effective Time Statement shall be prepared in accordance with generally accepted accounting principles (except for footnotes) consistently applied.


         (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's assets as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of these securities prior to the Effective Time and to acquire additional securities in the ordinary course of its business.

         1.3 Pursuant to Section 1.2(a), at the Effective Time the liabilities, expenses, costs, charges and reserves (including, but not limited to, expenses incurred in the ordinary course of the Acquired Fund's operations, such as accounts payable relating to custodian and transfer agency fees, investment management and administrative fees, legal and audit fees, and expenses of state securities registration of the Acquired Fund's shares) as reflected in the Effective Time Statement shall become liabilities, expenses, costs, charges and reserves of the Acquiring Fund.


         1.4 At the Effective Time and pursuant to the plan of reorganization adopted herein, the Acquiring Fund will issue and distribute (as provided in Article 2) to the Acquired Fund or, at the direction of the Acquired Fund's Board of Directors, to the Acquired Fund's shareholders of record, determined as of the Effective Time (the "Acquired Fund Shareholders"), the Acquiring Fund Shares issued in exchange for the Acquired Fund Shares pursuant to Section 1.1 and Article 2. Thereafter, no additional shares representing interests in the Acquired Fund shall be issued, and the Acquired Fund shall be deemed to be liquidated. Such distribution shall be accomplished by the issuance of such Acquiring Fund Shares to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders representing the numbers and classes of Acquiring Fund Shares due each such shareholder. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although from and after the Effective Time share certificates representing interests in the Acquired Fund will represent those numbers and classes of Acquiring Fund Shares as determined in accordance with
Article 2. Unless requested by Acquired Fund Shareholders, the Acquiring Fund will not issue certificates representing the Acquiring Fund Shares in connection with such exchange.


         1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's Prospectuses and Statement of Additional Information (in effect as of the Effective Time), except that no sales charges will be incurred by the Acquired Fund Shareholders in connection with the acquisition by the Acquired Fund Shareholders of Acquiring Fund Shares pursuant to this Agreement.

         1.6 The Acquiring Fund agrees that in determining contingent deferred sales charges applicable to Class B shares issued by it in the Reorganization and the date upon which such shares convert to Class A shares, it shall give credit for the period during which the holders thereof held the Class B shares of the Acquired Fund in exchange for which such Acquiring Fund shares were issued. In the event that Class A shares of the Acquiring Fund are distributed in the Reorganization to former holders of Class A shares of the Acquired Fund with respect to which the front-end sales charge was waived due to a purchase of $1 million or more, the Acquiring Fund agrees that in determining whether a deferred sales charge is payable upon the sale of such Class A shares of the Acquiring Fund it shall give credit for the period during which the holder thereof held such Acquired Fund shares.


         1.7 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.


2. EXCHANGE RATIOS; VALUATION; ISSUANCE OF ACQUIRING FUND SHARES


         2.1 The net asset value per share of the Acquired Fund's and the Acquiring Fund's Class A shares, Class B shares and Class C shares shall be computed as of the Effective Time using the valuation procedures set forth in FAIF's amended and restated articles of incorporation and bylaws and then-current Prospectuses and Statement of Additional Information and as may be required by the Investment Company Act of 1940, as amended (the "1940 Act").


         2.2(a) The total number of the Acquiring Fund's Class A shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's Class A shares shall be determined as of the Effective Time by multiplying the number of the Acquired Fund's Class A shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of the Acquired Fund's Class A shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Acquiring Fund's Class A shares immediately prior to the Effective Time, each as determined pursuant to Section 2.1.

         (b) The total number of the Acquiring Fund's Class B shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's Class B shares shall be determined as of the Effective Time by multiplying the number of the Acquired Fund's Class B shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of the Acquired Fund's Class B shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Acquiring Fund's Class B shares immediately prior to the Effective Time, each as determined pursuant to Section 2.1.

         (c) The total number of the Acquiring Fund's Class C shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's Class C shares shall be determined as of the Effective Time by multiplying the number of the Acquired Fund's Class C shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of the Acquired Fund's Class C shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Acquiring Fund's Class C shares immediately prior to the Effective Time, each as determined pursuant to Section 2.1.

         2.3 At the Effective Time, the Acquiring Fund shall issue and distribute to the Acquired Fund Shareholders of the respective classes pro rata within such classes (based upon the ratio that the number of Acquired Fund shares of the respective classes owned by each Acquired Fund Shareholder immediately prior to the Effective Time bears to the total number of issued and outstanding Acquired Fund shares of the respective classes immediately prior to the Effective Time) the full and fractional Acquiring Fund Shares of the respective classes to be issued by the Acquiring Fund pursuant to Section 2.2. Accordingly, each Class A Acquired Fund Shareholder shall receive, at the Effective Time, Class A Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class A Acquired Fund Shares owned by such Acquired Fund Shareholder immediately prior to the Effective Time; each Class B Acquired Fund Shareholder shall receive, at the Effective Time, Class B Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class B Acquired Fund Shares owned by such Acquired Fund Shareholder immediately prior to the Effective Time; and each Class C Acquired Fund Shareholder shall receive, at the Effective Time, Class C Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class C Acquired Fund Shares owned by such Acquired Fund Shareholder immediately prior to the Effective Time.

3. EFFECTIVE TIME OF CLOSING


         3.1 The closing of the transactions contemplated by this Agreement (the "Closing") shall occur as of the close of normal trading on the New York Stock Exchange (the "Exchange") (currently, 4:00 p.m. Eastern time) on the first day upon which the conditions to closing shall have been satisfied (but not prior to January 26, 1996), or at such time on such later date as provided herein or as the parties otherwise may agree in writing (such time and date being referred to herein as the "Effective Time"). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Effective Time unless otherwise agreed to by the parties. The Closing shall be held at the offices of Dorsey & Whitney P.L.L.P., 220 South Sixth Street, Minneapolis, Minnesota 55402, or at such other place as the parties may agree.

         3.2 The custodian for the Acquiring Fund (the "Custodian") shall deliver at the Closing a certificate of an authorized officer stating that it holds the Acquired Fund's portfolio securities, cash, and any other assets being allocated to the Acquiring Fund pursuant to this Agreement.


         3.3 In the event that the Effective Time occurs on a day on which (a) the Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on the Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Effective Time shall be postponed until the close of normal trading on the Exchange on the first business day when trading shall have been fully resumed and reporting shall have been restored.

         3.4 The Acquired Fund shall deliver at the Closing its certificate stating that the records maintained by its transfer agent (which shall be made available to the Acquiring Fund) contain the names and addresses of the Acquired Fund Shareholders and the number of outstanding Acquired Fund shares owned by each such shareholder as of the Effective Time. The Acquiring Fund shall certify at the Closing that the Acquiring Fund Shares required to be issued by it pursuant to this Agreement have been issued and delivered as reuired herein. At the Closing, each party shall deliver to the other such bills of sale, liability assumption agreements, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4. REPRESENTATIONS, WARRANTIES AND COVENANTS

         4.1 The Acquired Fund represents, warrants and covenants to the Acquiring Fund as follows:

         (a) FAIF is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland;


         (b) FAIF is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and of each series of shares offered by FAIF under the Securities Act of 1933, as amended (the "1933 Act"), is in full force and effect;


         (c) Shares of the Acquired Fund are registered in all jurisdictions in which they are required to be registered under applicable state securities laws and any other applicable laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, and all fees required to be paid have been paid, and the Acquired Fund is in good standing, is not subject to any stop orders, and is fully qualified to sell its shares in any state in which its shares have been registered;

         (d) The Acquired Fund is not in violation, and the execution, delivery and performance of this Agreement will not result in a violation, of FAIF's amended and restated articles of incorporation or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound;

         (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquired Fund's knowledge, threatened against the Acquired Fund or any of its properties or assets. The Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

         (f) The unaudited statement of assets and liabilities of the Acquired Fund as at March 31, 1995 is in accordance with generally accepted accounting principles consistently applied, and such statement (a copy of which has been furnished to the Acquiring Fund) presents fairly, in all material respects, the financial position of the Acquired Fund as at such date, and there are no known material contingent liabilities of the Acquired Fund as at such date not disclosed therein;

         (g) Since March 31, 1995, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, except as otherwise disclosed to the Acquiring Fund. For the purposes of this paragraph
(g), a decline in net asset value per share of the Acquired Fund, the discharge or incurrence of Acquired Fund liabilities in the ordinary course of business, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute such a material adverse change;

         (h) All material federal and other tax returns and reports of the Acquired Fund required by law to have been filed prior to the Effective Time shall have been filed and shall be correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently or shall be under audit and no assessment shall have been asserted with respect to such returns;

         (i) For each taxable year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and the Acquired Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for its final, partial taxable year;

         (j) All issued and outstanding shares of the Acquired Fund are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid and non-assessable. All of the issued and outstanding shares of the Acquired Fund will, at the Effective Time, be held by the persons and in the amounts set forth in the records of the Acquired Fund, as provided in Section 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, and there is not outstanding any security convertible into any of the Acquired Fund shares;

         (k) At the Effective Time, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be allocated to the Acquiring Fund pursuant to Section 1.2, and from and after the Effective Time the Acquiring Fund will have good and marketable title thereto, subject to no restrictions on the transfer thereof, including such restrictions as might arise under the 1933 Act other than as disclosed to the Acquiring Fund in the Effective Time Statement;

         (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action on the part of FAIF's Board of Directors, and, subject to the approval of the Acquired Fund Shareholders, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws relating to or affecting creditors' rights and to the application of equitable principles in any proceeding, whether at law or in equity;

         (m) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects;

         (n) All information pertaining to the Acquired Fund and its agents and affiliates and included in the Registration Statement referred to in Section 5.5 (or supplied by the Acquired Fund, its agents or affiliates for inclusion in said Registration Statement), on the effective date of said Registration Statement and up to and including the Effective Time, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading (other than as may timely be remedied by further appropriate disclosure);

         (o) Since March 31, 1995, there have been no material changes by the Acquired Fund in accounting methods, principles or practices, including those required by generally accepted accounting principles, except as disclosed in writing to the Acquiring Fund; and

         (p) The Effective Time Statement will be prepared in accordance with generally accepted accounting principles (except for footnotes) consistently applied and will present accurately the assets and liabilities of the Acquired Fund as of the Effective Time, and the values of the Acquired Fund's assets and liabilities to be set forth in the Effective Time Statement will be computed as of the Effective Time using the valuation procedures set forth in the Acquired Fund's amended and restated articles of incorporation and bylaws and then-current Prospectuses and Statement of Additional Information and as may be required by the 1940 Act.

         4.2 The Acquiring Fund represents, warrants and covenants to the Acquired Fund as follows:

         (a) FAIF is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland;

         (b) FAIF is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and of each series of shares offered by FAIF under the 1933 Act, is in full force and effect;

         (c) At or before the Effective Time, shares of the Acquiring Fund (including, but not limited to, the Acquiring Fund Shares) will be registered in all jurisdictions in which they will be required to be registered under applicable state securities laws and any other applicable laws (including, but not limited to, all jurisdictions necessary to effect the Reorganization), and said registrations, including any periodic reports or supplemental filings, will be complete and current, and all fees required to be paid will have been paid, and the Acquiring Fund will be in good standing, and will not be subject to any stop orders, and will be fully qualified to sell its shares in any state in which its shares will have been registered;

         (d) The Prospectuses and Statement of Additional Information of the Acquiring Fund, as of the date hereof and up to and including the Effective Time, conform and will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

         (e) The Acquiring Fund is not in violation, and the execution, delivery and performance of this Agreement will not result in a violation, of FAIF's amended and restated articles of incorporation or bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound;

         (f) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Fund's knowledge, threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

         (g) The statement of assets and liabilities of the Acquiring Fund as at September 30, 1994 has been audited by KPMG Peat Marwick LLP, independent accountants, and is in accordance with generally accepted accounting principles consistently applied, and such statement (a copy of which has been furnished to the Acquired Fund) presents fairly, in all material respects, the financial position of the Acquiring Fund as at such date, and there are no known material contingent liabilities of the Acquiring Fund as at such date not disclosed therein;

         (h) Since September 30, 1994, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, except as otherwise disclosed to the Acquired Fund. For the purposes of this paragraph
(h), a decline in net asset value per share of the Acquiring Fund, the discharge or incurrence of Acquiring Fund liabilities in the ordinary course of business, or the redemption of Acquiring Fund Shares by Acquiring Fund shareholders shall not constitute a material adverse change;

         (i) All material federal and other tax returns and reports of the Acquiring Fund required by law to have been filed prior to the Effective Time shall have been filed and shall be correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently or shall be under audit and no assessment shall have been asserted with respect to such returns;

         (j) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, and the Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company in the current and future years;

         (k) All issued and outstanding shares of the Acquiring Fund are, and at Effective Time will be, duly and validly issued and outstanding, fully paid and non-assessable;

         (l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, at the Effective Time will have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares and will be fully paid and non-assessable;

         (m) The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, and there is not outstanding any security convertible into any of the Acquiring Fund Shares (other than Class B shares which automatically convert to Class A shares after a specified period);

         (n) At the Effective Time, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets;

         (o) Since September 30, 1994, there have been no material changes by the Acquiring Fund in accounting methods, principles or practices, including those required by generally accepted accounting principles, except as disclosed in writing to the Acquired Fund;

         (p) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action on the part of the Board of Directors of FAIF, as issuer of the Acquiring Fund Shares, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws relating to or affecting creditors' rights and to the application of equitable principles in any proceeding, whether at law or in equity. Consummation of the transactions contemplated by this Agreement does not require the approval of the Acquiring Fund's shareholders;

         (q) The information to be furnished by the Acquiring Fund for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects;

         (r) Following the Reorganization, the Acquiring Fund shall determine its net asset value per share in accordance with the valuation procedures set forth in the Acquiring Fund's amended and restated articles of incorporation, bylaws and Prospectuses and Statement of Additional Information (as the same may be amended from time to time) and as may be required by the 1940 Act; and


         (s) The Registration Statement referred to in Section 5.5, on its effective date and up to and including the Effective Time, will (i) conform in all material respects to the applicable requirements of the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (other than as may timely be remedied by further appropriate disclosure); provided, however, that the representations and warranties in clause (ii) of this paragraph shall not apply to statements in (or omissions from) the Registration Statement concerning the Acquired Fund.


5. FURTHER COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

         5.1 Each of the Acquired Fund and the Acquiring Fund will operate its business in the ordinary course between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distributions that may be advisable (which may include distributions prior to the Effective Time of net income and/or net realized capital gains not previously distributed).

         5.2 The Acquired Fund will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.3 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

         5.4 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.


         5.5 The Acquired Fund will provide the Acquiring Fund with information reasonably necessary with respect to the Acquired Fund and its agents and affiliates for the preparation of the Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act.


         5.6 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to conduct its operations after the Effective Time.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

         The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder at or before the Effective Time, and, in addition thereto, the following further conditions (any of which may be waived by the Acquired Fund, in its sole and absolute discretion):

         6.1 All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at such time; and

         6.2 The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the date of the Closing, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at the Effective Time, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

         The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder at or before the Effective Time and, in addition thereto, the following conditions (any of which may be waived by the Acquiring Fund, in its sole and absolute discretion):

         7.1 All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time with the same force and effect as if made at such time;

         7.2 The Acquiring Fund shall have received, and certified as to its receipt of, the Effective Time Statement;

         7.3 The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in its name by its President or a Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the date of the Closing, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Effective Time, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request;

         7.4 At or prior to the Effective Time, the Acquired Fund's investment adviser, or an affiliate thereof, shall have paid or agreed to pay the Acquired Fund an amount equal to the unamortized organizational expenses, if any, on the books of the Acquired Fund, and such unamortized organizational expenses shall not be reflected in the Effective Time Statement; and

         7.5 At or prior to the Effective Time, the Acquired Fund's investment adviser, or an affiliate thereof, shall have reimbursed or agreed to reimburse the Acquired Fund by the amount, if any, that the expenses incurred by the Acquired Fund (or accrued up to the Effective Time) exceed any applicable contractual or state-imposed expense limitations.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

         The following shall constitute further conditions precedent to the consummation of the Reorganization:

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of its amended and restated articles of incorporation and bylaws and applicable law, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this
Section 8.1;

         8.2 FAIF shall have obtained such exemptive relief from the provisions of Sections 17 of the 1940 Act as may, in the view of its counsel, be required in order to consummate the transactions contemplated hereby;

         8.3 The Acquiring Fund's investment adviser shall have paid or agreed to pay the costs incurred by FAIF in connection with the Reorganization, including the fees and expenses associated with the preparation and filing of the application for exemptive relief referred to in Section 8.2 above and the Registration Statement referred to in Section 5.5 above, and the expenses of printing and mailing the prospectus/proxy statement, soliciting proxies and holding the shareholders meeting required to approve the transactions contemplated by this Agreement;

         8.4 As of the Effective Time, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

         8.5 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

         8.6 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

         8.7 The parties shall have received the opinion of Dorsey & Whitney P.L.L.P. addressed to the Acquired Fund and the Acquiring Fund, dated as of the date of the Closing, and based in part on certain representations to be furnished by the Acquired Fund, the Acquiring Fund, and their investment adviser and other service providers, substantially to the effect that:

        (i) the Reorganization will constitute a reorganization within the meaning of Section 368(a)(1)(C) of the Code, and the Acquiring Fund and the Acquired Fund each will qualify as a party to the Reorganization under Section 368(b) of the Code;

       (ii) the Acquired Fund Shareholders will recognize no income, gain or loss upon receipt, pursuant to the Reorganization, of the Acquiring Fund Shares. Acquired Fund Shareholders subject to taxation will recognize income upon receipt of any net investment income or net capital gains of the Acquired Fund which are distributed by the Acquired Fund prior to the Effective Time;

      (iii) the tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be equal to the tax basis of the Acquired Fund Shares exchanged therefor;

       (iv) the holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will include the period during which the Acquired Fund Shareholder held the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund shares were held as a capital asset at the Effective Time;

        (v) the Acquired Fund will recognize no income, gain or loss by reason of the Reorganization;

       (vi) the Acquiring Fund will recognize no income, gain or loss by reason of the Reorganization;

      (vii) the tax basis of the assets received by the Acquiring Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of the Acquired Fund as of the Effective Time;

     (viii) the holding period of the assets received by the Acquiring Fund pursuant to the Reorganization will include the period during which such assets were held by the Acquired Fund; and

       (ix) the Acquiring Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the Acquired Fund as of the Effective Time; and

         8.8 The Amendment shall have been filed in accordance with the applicable provisions of Maryland law.

9. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         9.1 The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         9.2 The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

10. TERMINATION

         This Agreement and the transactions contemplated hereby may be terminated and abandoned by either party by resolution of FAIF's Board of Directors at any time prior to the Effective Time, if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interest of the shareholders of the Acquired Fund or the Acquiring Fund.

11. AMENDMENTS

         This agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

12. NOTICES

         Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, addressed to the Acquiring Fund or the Acquired Fund, 680 East Swedesford Road, Wayne, Pennsylvania 19087, Attention: President (with a copy to Dorsey & Whitney P.L.L.P., 220 South Sixth Street, Minneapolis, Minnesota 55402, Attention:
Michael J. Radmer).

13. HEADINGS; COUNTERPARTS; ASSIGNMENT; MISCELLANEOUS

         13.1 The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

         13.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the prior written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         13.4 The validity, interpretation and effect of this Agreement shall be governed exclusively by the laws of the State of Minnesota, without giving effect to the principles of conflict of laws thereof.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or a Vice President.


                              FIRST AMERICAN INVESTMENT FUNDS, INC.
                              on behalf of its
                              LIMITED VOLATILITY STOCK FUND




                              By


                                        Kathryn L. Stanton, Vice President



                              FIRST AMERICAN INVESTMENT FUNDS, INC.
                              on behalf of its
                              STOCK FUND




                              By


                                        Kathryn L. Stanton, Vice President



                               EXHIBIT 1 TO AGREEMENT AND PLAN OF REORGANIZATION



                              ARTICLES OF AMENDMENT
                                       TO
                 AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                       OF
                      FIRST AMERICAN INVESTMENT FUNDS, INC.

         The undersigned officer of First American Investment Funds, Inc. (the "Corporation"), a Maryland corporation, hereby certifies that the following amendments to the Corporation's Amended and Restated Articles of Incorporation have been advised by the Corporation's Board of Directors and approved by the Corporation's stockholders in the manner required by the Maryland General Corporation Law:

         WHEREAS, the Corporation is registered as an open end management investment company (i.e., a mutual fund) under the Investment Company Act of 1940 and offers its shares to the public in several classes, each of which represents a separate and distinct portfolio of assets; and

         WHEREAS, it is desirable and in the best interests of the holders of the Class R shares of the Corporation (also known as "Limited Volatility Stock Fund") that the assets belonging to such class be sold to a separate portfolio of the Corporation which is known as "Stock Fund" and which is represented by the Corporation's Class D shares, in exchange for shares of Stock Fund which are to be delivered to former Limited Volatility Stock Fund holders; and

         WHEREAS, Limited Volatility Stock Fund and Stock Fund have entered into an Agreement and Plan of Reorganization providing for the foregoing transactions; and

         WHEREAS, the Agreement and Plan of Reorganization requires that, in order to bind all holders of shares of Limited Volatility Stock Fund to the foregoing transactions, and in particular to bind such holders to the exchange of their Limited Volatility Stock Fund shares for Stock Fund shares, it is necessary to adopt an amendment to the Corporation's Amended and Restated Articles of Incorporation.

         NOW, THEREFORE, BE IT RESOLVED, that the Corporation's Amended and Restated Articles of Incorporation be, and the same hereby are, amended to add the following Article IV(A) immediately following Article IV thereof:


         ARTICLE IV(A). (a) For purposes of this Article IV(A), the following terms shall have the following meanings:



         "Corporation" means this corporation.

         "Acquired Fund" means the Corporation's Limited Volatility Stock Fund, which is represented by the Corporation's Class R shares.

         "Class A Acquired Fund Shares" means the Corporation's Class R Common Shares.

         "Class B Acquired Fund Shares" means the Corporation's Class R, Series 2 Common Shares.

         "Class C Acquired Fund Shares" means the Corporation's Class R, Series 3 Common Shares.

         "Acquiring Fund" means the Corporation's Stock Fund, which is represented by the Corporation's Class D shares.

         "Class A Acquiring Fund Shares" means the Corporation's Class D Common Shares.

         "Class B Acquiring Fund Shares" means the Corporation's Class D, Series 2 Common Shares.

         "Class C Acquiring Fund Shares" means the Corporation's Class D, Series 3 Common Shares.

         "Effective Time" means 4:00 p.m. Eastern time on the date upon which these Articles of Amendment are filed with the Maryland State Department of Assessments and Taxation.


          (b) At the Effective Time, the assets belonging to the Acquired Fund, the liabilities belonging to the Acquired Fund, and the General Assets and General Liabilities allocated to the Acquired Fund, shall become, without further action, assets belonging to the Acquiring Fund, liabilities belonging to the Acquiring Fund, and General Assets and General Liabilities allocated to the Acquiring Fund. For purposes of the foregoing, the terms "assets belonging to," "liabilities belonging to," "General Assets" and "General Liabilities" have the meanings assigned to them in Article IV,
     Section 1(d)(i) and (ii) of the Corporation's Amended and Restated Articles of Incorporation.

          (c) At the Effective Time, each issued and outstanding Acquired Fund share shall be, without further action, exchanged for those numbers and classes of Acquiring Fund shares calculated in accordance with paragraph
     (d) below.

          (d) The numbers of Class A, Class B and Class C Acquiring Fund Shares to be issued in exchange for the Class A, Class B and Class C Acquired Fund Shares shall be determined as follows:


               (i) The net asset value per share of the Acquired Fund's and the Acquiring Fund's Class A Shares, Class B Shares and Class C Shares shall be computed as of the Effective Time using the valuation procedures set forth in the Corporation's articles of incorporation and bylaws and then-current Prospectuses and Statement of Additional Information and as may be required by the Investment Company Act of 1940, as amended (the "1940 Act").


               (ii) The total number of Class A Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Class A Acquired Fund Shares shall be determined as of the Effective Time by multiplying the number of Class A Acquired Fund Shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Class A Acquired Fund Shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Class A Acquiring Fund Shares immediately prior to the Effective Time, each as determined pursuant to (i) above.

               (iii) The total number of Class B Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Class B Acquired Fund Shares shall be determined as of the Effective Time by multiplying the number of Class B Acquired Fund Shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Class B Acquired Fund Shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Class B Acquiring Fund Shares immediately prior to the Effective Time, each as determined pursuant to (i) above.

               (iv) The total number of Class C Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Class C Acquired Fund Shares shall be determined as of the Effective Time by multiplying the number of Class C Acquired Fund Shares outstanding immediately prior to the Effective Time times a fraction, the numerator of which is the net asset value per share of Class C Acquired Fund Shares immediately prior to the Effective Time, and the denominator of which is the net asset value per share of the Class C Acquiring Fund Shares immediately prior to the Effective Time, each as determined pursuant to (i) above.

               (v) At the Effective Time, the Acquired Fund shall issue and distribute to the Acquired Fund shareholders of the respective classes pro rata within such classes (based upon the ratio that the number of Acquired Fund shares of the respective classes owned by each Acquired Fund shareholder immediately prior to the Effective Time bears to the total number of issued and outstanding Acquired Fund shares of the respective classes immediately prior to the Effective Time) the full and fractional Acquiring Fund shares of the respective classes issued by the Acquiring Fund pursuant to (ii) through (iv) above. Accordingly, each Class A Acquired Fund shareholder shall receive, at the Effective Time, Class A Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class A Acquired Fund Shares owned by such Acquired Fund shareholder immediately prior to the Effective Time; each Class B Acquired Fund shareholder shall receive, at the Effective Time, Class B Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class B Acquired Fund Shares owned by such Acquired Fund shareholder immediately prior to the Effective Time; and each Class C Acquired Fund shareholder shall receive, at the Effective Time, Class C Acquiring Fund Shares with an aggregate net asset value equal to the aggregate net asset value of the Class C Acquired Fund Shares owned by such Acquired Fund shareholder immediately prior to the Effective Time.

          (e) The distribution of Acquiring Fund shares to Acquired Fund shareholders provided for in paragraphs (c) and (d) above shall be accomplished by the issuance of such Acquiring Fund shares to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders representing the numbers and classes of Acquiring Fund shares due each such shareholder pursuant to the foregoing provisions. All issued and outstanding shares of the Acquired Fund shall simultaneously be cancelled on the books of the Acquired Fund and retired. From and after the Effective Time, share certificates formerly representing Acquired Fund shares shall represent the numbers and classes of Acquiring Fund shares determined in accordance with the foregoing provisions.

          (f) From and after the Effective Time, the Acquired Fund shares cancelled and retired pursuant to paragraph (e) above shall have the status of authorized and unissued Class R common shares of the Corporation, without designation as to series.

         The undersigned officer of the Corporation hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles of Amendment to be the corporate act of the Corporation and further certifies that, to the best of his or her knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.


         IN WITNESS WHEREOF, the Corporation has caused these Article of Amendment to be signed in its name and on its behalf by its President or a Vice President and witnessed by its Secretary or an Assistant Secretary on ____________________________ , 1996.



                              FIRST AMERICAN INVESTMENT FUNDS, INC




                              By __________________________________


                              Its  ________________________________



WITNESS:





__________________________________
            Secretary





                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED DECEMBER 18, 1995

                        PROPOSED ACQUISITION OF ASSETS OF

                          LIMITED VOLATILITY STOCK FUND
                         A SEPARATELY MANAGED SERIES OF
                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                            680 EAST SWEDESFORD ROAD
                            WAYNE, PENNSYLVANIA 19087
                                 (800) 637-2548

                        BY AND IN EXCHANGE FOR SHARES OF

                                   STOCK FUND
                         A SEPARATELY MANAGED SERIES OF
                      FIRST AMERICAN INVESTMENT FUNDS, INC.
                            680 EAST SWEDESFORD ROAD
                            WAYNE, PENNSYLVANIA 19087
                                 (800) 637-2548


         THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO THE PROPOSED AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR (A) THE ACQUISITION OF ALL OF THE ASSETS AND THE ASSUMPTION OF ALL LIABILITIES OF LIMITED VOLATILITY STOCK FUND (THE "ACQUIRED FUND"), A SEPARATELY MANAGED SERIES OF FIRST AMERICAN INVESTMENT FUNDS, INC. ("FAIF") BY STOCK FUND (THE "ACQUIRING FUND"), A SEPARATELY MANAGED SERIES OF FAIF, IN EXCHANGE FOR SHARES OF COMMON STOCK OF THE ACQUIRING FUND HAVING AN AGGREGATE NET ASSET VALUE EQUAL TO THE AGGREGATE VALUE OF THE ASSETS ACQUIRED (LESS THE LIABILITIES ASSUMED) OF THE ACQUIRED FUND AND
(B) THE LIQUIDATION OF THE ACQUIRED FUND AND THE PRO RATA DISTRIBUTION OF THE ACQUIRING FUND SHARES TO ACQUIRED FUND SHAREHOLDERS. THIS STATEMENT OF ADDITIONAL INFORMATION CONSISTS OF THIS COVER PAGE AND THE FOLLOWING DOCUMENTS, EACH OF WHICH IS INCORPORATED BY REFERENCE HEREIN:

     1. STATEMENT OF ADDITIONAL INFORMATION OF FAIF DATED JANUARY 31, 1995, CONTAINING ADDITIONAL INFORMATION CONCERNING THE RETAIL CLASSES AND THE INSTITUTIONAL CLASS OF BOTH THE ACQUIRED FUND AND THE ACQUIRING FUND.

     2. ANNUAL REPORT OF FAIF FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1995, RELATING TO THE RETAIL CLASSES AND THE INSTITUTIONAL CLASS OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

         THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. A PROSPECTUS/PROXY STATEMENT DATED DECEMBER 18, 1995 RELATING TO THE ABOVE-REFERENCED TRANSACTION MAY BE OBTAINED WITHOUT CHARGE BY WRITING OR CALLING THE ACQUIRED FUND OR THE ACQUIRING FUND AT THE ADDRESSES OR TELEPHONE NUMBERS NOTED ABOVE. THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO, AND SHOULD BE READ IN CONJUNCTION WITH, SUCH PROSPECTUS/PROXY STATEMENT. PURSUANT TO
ITEM 14(A) OF FORM N-14, PRO FORMA FINANCIAL STATEMENTS ARE OMITTED FROM THIS STATEMENT OF ADDITIONAL INFORMATION INASMUCH AS THE NET ASSET VALUE OF THE ACQUIRED FUND DOES NOT EXCEED TEN PERCENT OF THE ACQUIRING FUND'S NET ASSET VALUE AS OF THE DATE WHICH IS FIVE BUSINESS DAYS BEFORE THE FILING OF THE REGISTRATION STATEMENT ON FORM N-14 OF WHICH THIS STATEMENT OF ADDITIONAL INFORMATION IS A PART.